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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C.  20549




                                       FORM 8-K




                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    JANUARY 9, 1998



                            BROADWAY FINANCIAL CORPORATION
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        DELAWARE                       0-27464                  95-4547287
(State of other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)




                              4835 West Venice Boulevard
                            Los Angeles, California 90019
             (Address of Principal Executive Offices, Including Zip Code)



                                    (213) 931-1886
                 (Registrant's Telephone Number, Including Area Code)


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ITEM 5.   OTHER EVENTS.

On December 30, 1997, the Registrant issued 32,613 of its Common Shares in exchange for a portion of its Series A Preferred Stock. The Common Shares were issued from the Registrant's shares held as treasury shares. After the transaction the total amount of Common Stock outstanding was 863,447 shares.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          See Exhibit Index included herewith.


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                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BROADWAY FINANCIAL CORPORATION

                                         /s/ Bob Adkins
Date:   January 9, 1998              By: --------------------------------------
                                         Bob Adkins
                                         Chief Financial Officer and Secretary


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                                    EXHIBIT INDEX

Exhibit No.   Exhibit                     Page No.
-----------   -------                     --------

99.1          Press Release


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